EXHIBIT 10.7 - THE SAVANNAH BANCORP, INC. INCENTIVE STOCK PLAN APPROVED BY SHAREHOLDERS ON APRIL 18, 1995

                           THE SAVANNAH BANCORP, INC.
                           INCENTIVE STOCK OPTION PLAN

                                    SECTION 1

                                    Purchase

The purpose of the Plan is to advance the interests of The Savannah Bancorp, Inc. (the "Company") and its Subsidiaries and its shareholders by providing an incentive to key employees, upon whom major responsibilities for the successful operation, administration and management of the Company rest and whose present and potential contributions are important to the continued success of the Company and enabling the Company to attract and retain in its employ highly qualified persons for the successful conduct of its business. These objectives are intended to be effected by encouraging these employees to secure or increase on reasonable terms their stock ownership in the Company through the granting of Incentive Stock Options as provided in the Plan.

                                    SECTION 2

                                   Definitions

         (a)  The  "Company"  means  the  Savannah  Bancorp,   Inc.,  a  Georgia
              Corporation.
         (b) "Subsidiary" shall have the meaning given it by Section 425(f) of the Internal Revenue Code.
         (c) "Common Stock" or "Stock" means the $1.00 par value common stock of the Company.
         (d)  "Board" means the Board of Directors of the Company.
         (e) "Plan" means this Incentive Stock Option Plan authorizing the granting of Incentive Stock Options.
         (f) "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended.
         (g)  "Fair  Market  Value" of the  Company's common  stock on a certain date means the average of the bid and ask prices at the close of business for such date as reported by NASDAQ (the National Association of Securities Dealers Automated Quotation System).
         (h) "Incentive Stock Option" (sometimes hereinafter referred to as "Option") means a right granted pursuant to this Plan to
              purchase   Common  Stock  at  a  price  to  be  determined  in
              accordance with Section 6 of the Plan.
         (i) "Permanent and Total Disability", as defined by Section 22(e)(3) of the Internal Revenue Code, means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or

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              mental impairment which can
              be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.
         (j) "Retirement" means termination of service at the conclusion of an employee's career with the Company if such employee is eligible to receive retirement benefits under the Company's then existing and applicable retirement or profit-sharing plan.



                                    SECTION 3

                           Shares Subject to the Plan

Subject to adjustments pursuant to Section 8 of this Plan, [no more than Twenty-Nine Thousand Seven Hundred (29,700) shares in the aggregate] of the Company's (the "Reserved Shares") Common Stock may be issued pursuant to the Plan to employees who are eligible to become participants. The number of Reserved Shares shall be reduced by the number of Incentive Stock Options granted under the Plan.


                                    SECTION 4

                                   Eligibility

Any key employee regularly employed on a salaried basis by the Company or any Subsidiary shall be eligible to receive options hereunder; provided, however, that such individual, at the time the option is granted, does not own stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the employer corporation or of tits parent or subsidiary corporation. This "10-percent shareholder rule" shall not apply if at the time the option is granted, the option price is at least one hundred ten percent (110%) of the Fair Market Value of the stock subject to the option and such option, by its terms, is not exercisable after the expiration of five (5) years from the date such option is granted.

                                    SECTION 5

                           Administration of the Plan

The plan shall be administered by the Board in accordance with applicable laws and regulations of governmental agencies.

The Board shall have full authority to:

(a)      (i) determine the key employees to whom Incentive Stock Options under the Plan will be granted;

        (ii) determine the number of Incentive Stock Options to be granted to each

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             employee;  and (iii)  grant  Incentive  Stock Options  under the
             Plan to such  employee  (the  "employee" or "Optionee");
(b) interpret, construe and implement the provisions of the Plan and any agreements executed thereunder; and (c) establish, amend and rescind appropriate rules and regulations relating to the Plan.

All determinations of the Board shall be by a majority of its members. Any interpretation by the Board of the terms and conditions of the Plan shall be final.

                                    SECTION 6

                             Incentive Stock Options

Incentive Stock Options shall be evidenced by written Incentive Stock Option agreements (the "Agreements") consistent with the terms of this Plan which shall be executed by the Company and the Optionee. The Agreements, in such form as the Board shall from time to time approve, shall incorporate the following terms and conditions:
         (a)      Exercise of Incentive Stock Options.

                  (1) Time of Exercise. No Incentive Stock Option will be exercisable until the first anniversary of the date it is granted. On the first anniversary of the date of the grant, an Incentive Stock Option will become exercisable in full. Each Incentive Stock Option will expire ten (10) years after the date of its grant.

                  (2) Purchase Price. The purchase price per share of Common Stock deliverable upon the exercise of an Incentive Stock Option shall in no event be less than the Fair Market Value of the Common Stock on the date the Option is granted, as determined by the Board pursuant to Paragraph (g) of Section 2.

                  (3) Method of Exercise. In order to exercise an Incentive Stock Option in whole or in part, the Optionee shall give written notice to the Company's Chief Financial Officer at Savannah, Georgia, of such exercise, stating the number of shares with respect to which the Incentive Stock Option is being exercised. The exercise date of the Incentive Stock Option shall be the date the Company receives such notice.

                  (4) Payment of Purchase Price. Full payment of the purchase price shall be made by the end of the third
                           (3rd) business day after notice of exercise is given. Payment shall be in cash, or in whole shares of Common Stock, valued at Fair Market Value on such exercise


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                           date,  equal to the purchase  price of such
                           shares (or in a combination of cash and whole shares of Common Stock). Upon receipt of payment the Company shall issue to the Optionee a certificate or certificates for such shares.

                  (5) Effect of Termination (Including Retirement), Permanent and Total Disability or Death.

                           (i) In the event that the Optionee's employment with the Company or one of its Subsidiaries terminates for any reason other than Permanent and Total Disability or death dur-ing the period that any Incentive Stock Options granted to him under the Plan could be exercised, all rights to purchase Common Stock not exercisable (in accordance with Section 6(a)(1) above) at the date of termi-nation under the provisions of this Plan shall be forfeited on the date of termi-nation. The Optionee shall have a three-month period from said termination date ending on the day numerically corresponding to the date of termination in the third month following the month of termination to exercise any Incentive Stock Option not theretofore forfeited. Any rights unexer-cised on or after such last day are then forfeited.

                           (ii) (A) In the event that the Optionee, while an active employee of the Company or one of its Subsidiaries, sustains a Permanent and Total Disability or dies, all Incentive Stock Options theretofore granted to him under the Plan shall become 100% exercisable on the date of his Permanent and Total Disability or his death; such rights may be exercised by the Optionee or his estate only before the last day of the one-year period beginning on his last day of employment.

                                    (B) In the event of the Optionee's death before the end of the one-month period described in Section 6(a)(5)(i), his vested rights under any Incentive Stock Option Agreement may be exercised within one year from said termination date, by his estate.

                           (iii) Notwithstanding the periods provided for in Sections 6(a)(5)(i) and (ii) above, no Incentive Stock Option shall be exercisable after the date that Option expires by its terms.

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         (b)      Repurchase of Incentive  Stock  Options.  Upon the approval of
                  the  Board,   the  Company  is   authorized  to  repurchase  a
                  previously granted Incentive Stock Option from an employee by mutual agreement with such employee before such Option has been exercised, by payment to the employee of the amount by which the Fair Market Value of the shares under option at the time of such repurchase exceeds the Fair Market Value of the shares at the time the Option was granted.

         (c) Outstanding Incentive Stock Options. The Option may not be exercised while there is outstanding any incentive stock option which was granted, before the granting of such Option, to the employee to purchase stock in the Company or of any other Corporation which, at the time of granting such Option, was a parent (within the meaning of Section 425(e) of the Internal Revenue Code) or Subsidiary of the Company, or any predecessor of any of these corporations. Any incentive stock option shall be considered outstanding until exercised in full or until it expires by lapse of time.

         (d) Additional Terms and Conditions. The Agreements may contain such other terms, provisions and conditions consistent with the Plan and applicable provisions of the Internal Revenue Code as may be determined by the Board of Directors of the Company.

                                    SECTION 7

                    Non-Transferability of Options and Rights

Incentive Stock Options granted under the Plan are not transferable or assignable by an employee other than by will or the laws of descent and distribution and are exercisable during the employee's lifetime only by him.


                                    SECTION 8

                   Adjustments in the Event of Changes in the
                       Capital Structure or Reorganization

         (a) Changes in Capital Structure. In the event of a change in the corporate structure or shares of the Company, the Board of Directors (subject to any required action by the shareholders) shall make such equitable adjustments designed to protect against dilution as it may deem appropriate in the number and kind of shares authorized by the Plan and, with respect to outstanding Options, in the number and kind of shares covered thereby and in the exercise price of such Options on the dates granted.

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         (b)      Reorganization--Termination  of the  Plan.  In the  event of a
                  dissolution,     liquidation,      reorganization,     merger,
                  consolidation, transfer of assets or transfer of shares, in which the Company is not the surviving corporation, the Optionee of any outstanding option shall have 30 days from written notice of such transaction in which to exercise any rights to purchase shares exercisable under Section 6(a)(i)
                  and  all  other  rights  under  such  option  are   terminated
                  immediately on the giving of such notice. If such transaction is not consummated, all rights under such option are restored.

                                    SECTION 9

                              General Restrictions

Each Incentive Stock Option shall be subject to the requirement that, if at any time the Board of Directors shall determine, in its discretion, that the listing, registration or qualification of the shares or other securities subject to such Incentive Stock Option upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting thereof or the issue or purchase of shares or payments of any amounts thereunder, such Incentive Stock Option may not be exercised in whole or in part and no amounts may be received thereunder unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions unacceptable to the Board of Directors.


                                   SECTION 10

                             Rights as Shareholders

An employee shall have no rights whatsoever as a shareholder of the Company with respect to any shares covered by an Incentive Stock Option until the date of the issuance of a stock certificate to him pursuant to the exercise of the Incentive Stock Option.


                                   SECTION 11

                                   Employment

Nothing in this Plan shall be deemed to grant any right of continued employment to a participating employee or to limit or waive any rights of the Company to terminate such employment at any time, with or without cause.

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                                   SECTION 12

                                    Amendment

The Board of Directors of the Company shall have the power to amend or revise the terms of the Plan or any part thereof without further action of the shareholders; provided, however, that no such amendment shall, without shareholder approval:

         (a) impair any Option or deprive any employee of shares that may have been granted to him under the Plan;
         (b) increase the aggregate number of Reserved Shares for the purpose of the Plan;
         (c) change the class of employees eligible to receive Options under the Plan; or
         (d) extend the period during which any Option may be granted or exercised.

                                   SECTION 13

                     Effective Date and Termination of Plan

         (a) Effective Date. The effective date of the Plan shall be April 18, 1995, upon approval of the Plan by the shareholders of the Company.

         (b) Termination. The Board of Directors of the Company may terminate the Plan at any time with respect to any shares that are not subject to Incentive Stock Options. Unless terminated earlier by the Board of Directors, the Plan shall terminate ten (10) years after the earlier of the date this Plan is adopted and the date this Plan is approved by the shareholders of the Company and no Incentive Stock Options shall be granted under this Plan after it has been terminated. Termination of this Plan shall not affect the rights and obligations of any employee with respect to Incentive Stock Options granted prior to termination.

                                   SECTION 14

                                  Qualification

This Plan is adopted pursuant to, and is intended to comply with the applicable provisions of the Internal Revenue Code and the regulations thereunder. To the extent permitted by Section 422 (d) of the Internal Revenue Code, the options issued pursuant to this Plan are intended to be an "incentive stock options" as that term is defined in Section 422 of the Internal Revenue Code and the regulations thereunder. In the event this Plan or any option granted pursuant to this Plan is in any way inconsistent with the applicable legal requirements of the Internal Revenue Code or the regulations thereunder, this Plan and any option granted pursuant to this Plan shall be deemed automatically amended as of the

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date hereof to conform to such legal  requirements,  if such  conformity  can be achieved by amendment. To the extent however, that the aggregate fair market value of stock to which incentive stock options are exercisable for the first time by any employee during any calendar year exceeds $100,000, such options shall be treated, for federal income tax purposes, as options which are not incentive stock options as defined in Section 422 of the Internal Revenue Code.


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                        INCENTIVE STOCK OPTION AGREEMENT


     THIS AGREEMENT made this __ day of ________ , 19 __ between THE SAVANNAH BANCORP, INC., a Georgia Corporation, herein called "Company", and _________ an employee of the Company or one or more of its subsidiaries, herein called "Employee".
     WHEREAS, the Company desires to afford the Employee the opportunity of purchasing its $1.00 par value common stock, herein called "Common Stock" pursuant to the Incentive Stock Option Plan adopted by its shareholders on April 18, 1995, herein called the "Plan";

     NOW, THEREFORE, in consideration of the premises and the mutual promises of the Parties to this Agreement, they do hereby covenant and agree as follows:

         1. Grant of Option. The Company hereby irrevocably grants to the Employee the right and option, herein called the "Option", to purchase all or any part of an aggregate of __ shares of its Common Stock subject to the terms of this Agreement and the Plan.

         2. Purchase Price. The purchase price of the Common Stock covered by the Option has been determined in accordance with the Plan and shall be $_______ per share.

         3. Terms and Conditions of Plan. All of the terms and conditions of the Plan, a copy of which has been supplied to Employee, are hereby incorporated by reference and shall have the same force and effect as if expressly set forth herein.

         IN WITNESS WHEREOF, the Parties have signed and sealed this Agreement the day and year first above written.

                                    THE SAVANNAH BANCORP, INC.


                                      By:-----------------------------------


                                      Attest:-------------------------------
                                                     Secretary


                                      ------------------------------------(L.S.)
                                                      Employee

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